UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Omtool, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2007

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held this year on Tuesday, May 22, 2007, at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810.

At this year’s meeting, you are asked to elect two Class I directors and to approve our 2007 Equity Compensation Incentive Plan. The accompanying Notice of Meeting and Proxy Statement describe the proposals being put to the vote of Omtool, Ltd.’s stockholders at this year’s meeting. We urge you to read this information carefully.

Your Board of Directors unanimously believes that the election of its nominees as directors and the approval of the 2007 Equity Compensation Incentive Plan is in the best interest of Omtool, Ltd. and its stockholders and accordingly recommends votes FOR Item 1 and Item 2 on the enclosed proxy card.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy ballot in the envelope provided, complete your proxy by calling the toll-free telephone number listed on the enclosed proxy voting instructions card, or complete your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card. If the address on the accompanying material is incorrect, please advise the Company in writing at 6 Riverside Drive, Andover, Massachusetts 01810, Attention: Daniel A. Coccoluto.

For the Board of Directors,

Robert L. Voelk
Chief Executive Officer, President and Chairman of the Board

OMTOOL, LTD.

6 RIVERSIDE DRIVE
ANDOVER, MASSACHUSETTS 01810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 22, 2007

To The Stockholders:

The Annual Meeting of Stockholders of Omtool, Ltd., a Delaware corporation, will be held on Tuesday, May 22, 2007 at 10:00 A.M. local time at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810, for the following purposes:

1.                To elect two Class I directors, each to serve for a term of three years.

2.                To approve the 2007 Equity Compensation Incentive Plan.

3.                To transact such other business as may properly come before the meeting and any adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Tuesday, April 10, 2007, the record date fixed by the Board of Directors for such purpose. To ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-prepaid envelope; (2) by completing your proxy by using the toll-free telephone number listed on the enclosed proxy voting instructions card; or (3) by completing your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card.

By Order of the Board of Directors,
Daniel A. Coccoluto
Secretary

Andover, Massachusetts
April 23, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE; (2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD; OR (3) COMPLETE YOUR PROXY VIA THE INTERNET AT THE INTERNET ADDRESS LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

OMTOOL, LTD.

6 RIVERSIDE DRIVE
ANDOVER, MASSACHUSETTS 01810

PROXY STATEMENT

April 23, 2007

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Omtool, Ltd. (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 22, 2007 at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810.

Only stockholders of record as of the close of business on April 10, 2007 (the “Record Date”) will be entitled to vote at the meeting and any adjournments thereof. As of the Record Date, 4,545,561 shares of common stock, par value $.01 per share (the “Common Stock”), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised. Each of the persons named as a proxy in this proxy statement is a director and/or executive officer of the Company.

An Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2006, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about April 23, 2007.

The mailing address of the Company’s principal executive offices is 6 Riverside Drive, Andover, Massachusetts 01810.

All properly executed proxies returned in time to be counted at the meeting and not revoked will be voted, and with respect to the election of the members of the Board of Directors and the approval of the 2007 Equity Compensation Incentive Plan, will be voted as stated below under “Election of Directors” and “Approval of the 2007 Equity Compensation Incentive Plan,” respectively. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with that specification and, if no specification is indicated, will be voted FOR the matters.

The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, or that contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, including the approval of the 2007 Equity Compensation Plan, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker “non-votes” are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

SECURITIES OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date (except as set forth below): (i) by each person who, to the knowledge of the Company, owned beneficially more than 5% of the 4,545,561 shares of Common Stock of the Company outstanding at such date; (ii) by each director and nominee; (iii) by each executive officer identified in the Summary Compensation Table set forth below under “Compensation and Other Information Concerning Directors and Officers,” and (iv) by the directors, nominees and executive officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Omtool, Ltd., 6 Riverside Drive, Andover, Massachusetts 01810 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Michael Rapoport (3)	676,650	14.89%
c/o Broadband Capital Management LLC
712 5th Avenue
49th Floor
New York, NY 10019
Manchester Management Company, LLC	253,090	5.57%
535 Boylston Street
Suite 1101
Boston, MA 02116
Robert L. Voelk (4)	514,184	11.19%
Martin A. Schultz (5)	418,595	9.15%
William J. Rynkowski (6)	377,331	8.30%
Arnold E. Ditri (7)	65,143	1.42%
Daniel A. Coccoluto (8)	58,944	1.29%
Richard D. Cramer (9)	51,483	1.13%
Karen Cummings	50,245	1.11%
William J. Drummey (10)	34,212	*%
James P. O’Halloran	14,333	*%
All executive officers, nominees and directors as a group (10 persons) (2)	1,584,470	33.57%

   *           Less than 1% of the outstanding Common Stock.

       (1) The persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted in the footnotes below and except to the extent authority is shared by spouses under applicable law.

       (2) The number of shares of Common Stock deemed outstanding includes (i) 4,545,561 shares of Common Stock outstanding as of the Record Date and (ii) 174,739 shares of Common Stock issuable pursuant to options held by the respective person or group that may be exercised within 60 days after the Record Date, as set forth below.

       (3) Based on a Form 4 dated February 13, 2007 filed by Mr. Rapoport reflecting beneficial ownership as of December 31, 2006. Includes 3,000 shares of common stock registered in the name of Broadband Capital Management LLC. Mr. Rapoport holds voting and/or dispositive powers over the securities held by Broadband Capital Management LLC.

       (4) Includes options to purchase up to 51,428 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Voelk. Excludes 26,284 shares held in trust for the benefit of certain family members; Mr. Voelk disclaims beneficial ownership of such shares.

       (5) Includes options to purchase up to 28,572 options shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Schultz.

       (6) Excludes 10,666 shares of Common Stock issued to certain members of Mr. Rynkowski’s immediate family; Mr. Rynkowski disclaims beneficial ownership of such shares.

       (7) Includes options to purchase up to 28,572 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Ditri.

       (8) Includes options to purchase up to 17,716 options to purchase shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Coccoluto.

       (9) Includes options to purchase up to 28,572 options to purchase shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Cramer.

(10) Includes options to purchase up to 19,879 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Drummey.

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	474,714 (1)	$6.04	1,104,746 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	414,714	$6.04	1,104,746

(1)          Issued pursuant to the Company’s 1997 Stock Plan, as amended, and the Company’s 1997 Employee Stock Purchase Plan.

(2)          Available for issuance pursuant to the Company’s 1997 Stock Plan, as amended, and the Company’s 1997 Employee Stock Purchase Plan. The 1997 Stock Plan expired on April 14, 2007.

PROPOSAL 1
ELECTION OF DIRECTORS

No proxy may be voted for more people than the number of nominees set forth below. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Richard D. Cramer or William J. Rynkowski, Jr. (by writing that individual director’s name where indicated on the proxy) will be voted FOR the election of Messrs. Cramer and Rynkowski, respectively. The Board of Directors knows of no reason why Messrs. Cramer or Rynkowski should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person for fixing the number of directors at a lesser number.

Information Pertaining to Directors and Nominees

In accordance with the Company’s Amended and Restated By-laws (the “By-laws”), the Company’s Board of Directors is divided into three classes. Richard D. Cramer, one of the Company’s two Class I Directors, has served as a director since January 1996. William J. Rynkowski Jr. has served as the Company’s other Class I Director since January 2007, shortly after he sold Blue Chip Technologies Ltd. (“BlueChip”) to the Company. In connection with this sale, the Company and Mr. Rynkowski entered into an employment agreement pursuant to which he was nominated as a Director of the Company.    The terms of Messrs. Cramer and Rynkowski expire as of the date of the Annual Meeting of Stockholders to be held in 2007.

Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting of Stockholders. Each director holds office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

The following table sets forth for each nominee to be elected at the meeting and for each Director who will continue to serve as a director beyond the meeting, the year such nominee or director was first elected as a director, the positions currently held by such nominee or director with the Company, the year such nominee’s or director’s term will expire and the class of director of such nominee or director.

Nominee’s or Director’s Name and Year Nominee or Director First Became a Director	Position(s) Held	Year Term Will Expire	Class of Director
Richard D. Cramer (1996)	Director	2007	I
William J. Rynkowski, Jr. (2007)	Senior Vice President and Director	2007	I
James O’Halloran (2004)	Director	2008	II
Arnold E. Ditri (2001)	Director	2008	II
William J. Drummey (2005)	Director	2008	II
Robert L. Voelk (1993)	Chairman of the Board of Directors, President and Chief Executive Officer	2009	III
Martin A. Schultz (1991)	Director	2009	III

Occupations of Directors and Executive Officers

The following table sets forth the Class I nominees to be elected at the meeting, the current directors who will continue to serve as directors beyond the meeting, and the current executive officers of the Company, their ages and the positions currently held by each such person with the Company:

Name	Age	Position
Robert L. Voelk	51	Chairman of the Board of Directors, President and Chief Executive Officer
Daniel A. Coccoluto	37	Chief Financial Officer, Treasurer and Secretary
Karen Cummings	42	Executive Vice President, Marketing
William J. Rynkowski, Jr.	63	Director and Senior Vice President
Richard D. Cramer (2, 3)	44	Director
Arnold E. Ditri (1, 3)	70	Director
William J. Drummey (1, 2)	68	Director
James O’Halloran (1)	74	Director
Martin A. Schultz	50	Director

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of the Nominating and Corporate Governance Committee.

Directors to be Elected at the Meeting

Richard D. Cramer has served as a Director of the Company since January 1996. Since November 2006, Mr. Cramer has served as Senior Vice President of Global Operations for Signiant, a developer of digital media distribution management solutions for the media and entertainment industries. From February 2006 to October 2006, Mr. Cramer served as Vice President, Small and Medium Business and Educational Business Units of Saba Software, Inc. (“Saba”). Mr. Cramer served as Senior Vice President of Worldwide Sales and Marketing for CENTRA Software, Inc. (“CENTRA”), a developer and marketer of collaboration software solutions, from December 2003 until Saba merged with CENTRA in February 2006. From September 2001 to July 2003, Mr. Cramer served as President and Chief Executive Officer of Veridiem, Inc., a developer of enterprise software marketing solutions. From January 1999 to September 2001, Mr. Cramer was an independent sales and marketing consultant. He also served as Vice President, Sales and Marketing of CENTRA Software, Inc. from May 1996 to January 1999. Mr. Cramer served as Vice President of North American Field Operations at Avid Technology, Inc., a developer of nonlinear film, video and audio solutions, from 1989 to 1995 and Vice President and General Manager of the Desktop Division of Avid Technology, Inc. during 1996.

William J. Rynkowski, Jr. has served as a Director of the Company since January 2007. In connection with the Company’s acquisition of Blue Chip Technologies Ltd. (“BlueChip”) on December 29, 2006, Mr. Rynkowski entered into an employment agreement to serve as Senior Vice President of the Company. Prior to the Company’s acquisition of BlueChip, Mr. Rynkowski served as the President and Chief Executive Officer of BlueChip, a position he held since founding BlueChip in 1993 with the exception of the time period from April 2004 through October 2005 during which time Mr. Rynkowski served as BlueChip’s Chief Executive Officer but not as its President. From 1966 until 1993, Mr. Rynkowski was employed by IBM where he held various professional and management positions in sales, marketing and business development for various industry sectors. During that tenure, Mr. Rynkowski was granted a chair assignment at the Prodigy Services Company, a joint venture of IBM, Sears and CBS.

Directors Whose Terms Extend Beyond the Meeting

Arnold E. Ditri has served as a Director of the Company since July 2001. He was President and Chief Executive Officer of Hedstrom Corporation, a manufacturer and marketer of children’s leisure and activity products, from March 1993 to December 2000. He was non-executive Chairman of Hedstrom from January 2001 to July 2001. Mr. Ditri served as President of Ditri Associates, Inc. from 1981 until 1994, which company, with a number of financial partners, specialized in acquiring and building under-achieving companies with Mr. Ditri serving as Chief Executive Officer of the acquired companies. From 1984 through 1988, Ditri Associates built Eagle Industries, Inc. in partnership with Great American Management, Inc. of Chicago. From 1961 to 1981, Mr. Ditri was a management consultant with Booz Allen & Hamilton and Touche Ross & Co. He was a partner in Touche Ross from 1967 to 1981.

William J. Drummey has served as a Director of the Company since June 2005. In 1994, Mr. Drummey founded W.J. Drummey & Associates, an executive search firm that primarily focuses on the software industry. From October 1990 to June 1994, Mr. Drummey was Executive Vice President of Legent Corporation, a supplier of computer system productivity software for medium and large IBM and IBM compatible computers, where he was responsible for field operations. Prior to that, he served as Vice President of North American Sales for Lotus Corporation and prior to that, Cullinet Software. His experience in the software industry followed 19 years at IBM where he held a number of management and executive positions in sales, marketing and channel management.

James O’Halloran has served as a Director of the Company since October 2004. From June 1999 to August 2001, Mr. O’Halloran was the Senior Vice President, Chief Financial Officer and Treasurer of Pegasystems. Mr. O’Halloran has served as a Director of Pegasystems since 1999. From 1991 to 1999 he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, Mr. O’Halloran was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 until his retirement in 1990. From August 2002 to February 2004, Mr. O’Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and high tech industries. Since 1993, Mr. O’Halloran has served as a Director of ASA International, Ltd. (“ASA”) a designer and developer of proprietary vertical market software.

Martin A. Schultz, the founder of the Company, has served as a Director of the Company since its inception in March 1991. Mr. Schultz served the Company as its Chief Technology Officer from May 1998 to December 1999. Mr. Schultz served as the Company’s President from its inception through August 1993 and from January 1996 through May 1999. Mr. Schultz served as Chief Executive Officer of the Company from March 1991 to January 1996. Since February 2003, Mr. Schultz has served as Chief Executive Officer of IMbrella Software, Inc., which provides tools for companies that want to reduce their risk of unregulated instant messaging on their networks. Since January 2003, Mr. Schultz has served as a Director of eSped.com, Inc. (“eSped”), which provides internet based applications, services and information to the K-12 education community. From March 2002 to January 2003, Mr. Schultz served as the Chief Executive Officer of eSped. From January 2000 to March 2002, Mr. Schultz was the Chief Technical Officer of eSped. Mr. Schultz served as Vice President of ASA from April 1989 to January 1991.

Robert L. Voelk has served as a Director of the Company since August 1993. Mr. Voelk has served as Chief Executive Officer of the Company from January 1996 to December 1999 and from July 2000 to the present. Mr. Voelk has also served as President of the Company from August 1993 to January 1996 and from July 2000 to the present. Mr. Voelk has served as the Chairman of the Board of Directors of eSped since January 2000 and Chief Executive Officer from January 2000 to March 2002. Mr. Voelk was employed in various positions at ASA from 1981 to 1993, most recently serving as Executive Vice President and Director. Mr. Voelk is currently a director of ASA.

Executive Officers

Daniel A. Coccoluto has served the Company as Chief Financial Officer, Secretary and Treasurer since April 2005. Prior to that, Mr. Coccoluto served as the Company’s Acting Chief Financial Officer, Secretary and Treasurer from September 2003 to April 2005. Prior to that, he served as the Company’s Corporate Controller from March 1999 to September 2003. Mr. Coccoluto was an Audit Senior for Ernst & Young, LLP, a public accounting firm, from November 1996 to March 1999.

Karen Cummings has served the Company as Executive Vice President, Marketing since October 2005. From June 2004 to October 2005, Ms. Cummings was a Principal at Spinnaker Consulting Group, a consulting firm that provides assistance with strategic and marketing planning. Prior to that, she served as the Chief Marketing Officer and Executive Vice President of Metatomix, Inc., a developer of semantic composite applications, from September 2001 to June 2004. From February 2000 to September 2001, Ms. Cummings served as the Vice President, Marketing of Sandy Bay Networks, Inc., a full service web design and development firm. From August 1999 to January 2000, Ms. Cummings served as Vice President, Marketing and Business Development for Quickbuy, Inc., an internet commerce company. Prior to that, Ms. Cummings served as Vice President, Marketing and Business Development for Advanced Visual Systems, Inc., a developer of interactive data visualization software and solutions, from February 1999 to July 1999. From July 1992 to January 1999, Ms. Cummings held various positions at SystemSoft Corporation, a developer of system-level software solutions. From 1989 to 1992, Ms. Cummings held various positions in marketing at Intel Corporation.

Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company.

Board Vacancy

Mr. Andrew E. Leitz resigned as Director of the Company effective July 24, 2006, leaving open one Class I director seat. On January 4, 2007, the Board of Directors appointed William J. Rynkowski, Jr. as a Class I Director of the Company, as required pursuant to Mr. Rynkowski’s employment agreement with the Company.

Recommendation

The Board of Directors unanimously believes that the election of its nominees as directors is in the best interest of the Company and its stockholders and accordingly recommends a vote FOR Item 1 on the enclosed proxy card.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

A majority of the members of the Board of Directors are independent directors within the meaning of the Company’s director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company’s and Nasdaq’s director independence standards.

Executive Sessions of Independent Directors

Pursuant to the Nasdaq Rules, the independent directors shall have regularly scheduled meetings at which only independent directors are present. The independent directors intend to hold executive sessions at least two times per year in conjunction with regularly scheduled board meetings.

Policies Governing Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) is responsible for identifying individuals qualified to become members of the Board of Directors and recommending for the Board of Directors’ selection director nominees for election at the next annual or other properly convened meeting of shareholders.

Process for Consideration of Nominees.

Identification of Candidates.   The Nominating Committee shall identify candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations properly submitted by shareholders or by such other methods as the Nominating Committee deems helpful to identify candidates.

Evaluation Process.   Once candidates have been identified, the Nominating Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees. The Nominating Committee may gather information about the candidates through interviews; detailed questionnaires regarding the candidate’s experience, background and independence; comprehensive background checks; or by any other means that the Nominating Committee deems to be helpful in the evaluation process. The Nominating Committee shall then meet, discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Other than the procedural requirements for recommendations of director nominees by stockholders (described below), the Nominating Committee shall make no distinction in the manner by which the Nominating Committee evaluates director nominees, whether nominated by the Board of Directors or by a stockholder.

Recommendation of Nominees to Board of Directors.   Based upon the results of the evaluation process, the Nominating Committee shall recommend for the Board of Directors’ section the director nominees for election to the Board of Directors.

Procedures for Recommendation of Nominees by Stockholders.

The Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:

While stockholders can submit recommendations for director nominees at any time, in order for the Nominating Committee to consider a candidate submitted by a stockholder with respect to potential nomination at a particular annual or special meeting of the stockholders at which directors will be elected, the Secretary of the Company must receive any such recommendation for nomination not later than the close of business on the 120th day before the first anniversary of the date this proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting. Nominations received after such date shall be considered for the next annual meeting of stockholders.

Such recommendation for nomination must be in writing and include the following:

1.                Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records;

2.                Name of the individual recommended for consideration as a director nominee;

3.                A written statement from the stockholder making the recommendation stating why the recommended candidate would be able to fulfill the duties of a director and whether the security holder consents to being identified in the Company’s proxy statement;

4.                Any other information (such as biographical data) regarding the recommended candidate that the stockholder would like to submit to the Nominating Committee to assist it in its evaluation of the candidate; and

5.                The recommended candidate’s written consent to being named in the proxy statement as a nominee and to serve as a director (if recommended by the Nominating Committee, selected by the Board of Directors as a nominee and elected), assuming all other procedural and regulatory requirements are satisfied.

Nominations should be sent to the attention of the Secretary of the Company by U.S. mail (including courier or expedited delivery service) c/o Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810.

The Secretary of the Company will promptly forward any such nominations to the Nominating Committee. Once the Nominating Committee receives the nomination of a candidate, the candidate will be evaluated and, if appropriate, may be recommended for the Board of Directors’ selection as a director.

Director Qualifications and Skills

The Nominating Committee seeks directors who possess appropriate qualifications and skills and evaluates each individual candidate in the context of the overall composition and needs of the Board of Directors, with the objective of selecting a group that can best manage the Company’s business and affairs and represent shareholder interests using its diversity of experience.

A majority of the members of the Board of Directors and all members of all committees of the Board of Directors shall meet the independence requirements to the extent required by the rules promulgated by the Securities and Exchange Commission, the corporate governance rules adopted by Nasdaq and any exchange, quotation system or market upon which the Company’s securities are traded (the “Regulatory Bodies”), as in effect from time to time. This assessment includes consideration of the adequacy of the experience of the directors, who, in the belief of the Nominating Committee, must have, at a minimum, substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

The following are the specific qualities or skills that the Nominating Committee believes are necessary for one or more of the directors to possess:

•       Economic, technical, scientific, academic, financial, accounting, legal, marketing or other expertise applicable to the business of the Company;

•       Leadership or substantial achievement in their particular fields;

•       Demonstrated ability to exercise sound business judgment;

•       Integrity and high moral and ethical character;

•       Potential to contribute to the diversity of viewpoints, backgrounds or experiences of the Board of Directors as a whole;

•       Capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency;

•       Ability to work well with others;

•       High degree of interest in the business of the Company;

•       Dedication to the success of the Company;

•       Commitment to responsibilities of a director;

•       Absence of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors; and

•       International business or professional experience.

Policy Governing Security Holder Communications with the Board of Directors

The Board of Directors provides to every security holder the ability to communicate with the Board of Directors as a whole and with individual members of the Board of Directors through an established process for security holder communication as follows:

For security holder communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Board of Directors via the method listed below:

U.S. mail or expedited delivery service:

Omtool, Ltd.
6 Riverside Drive
Andover, MA 01810
Attn: Board of Directors

For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

U.S. mail or expedited delivery service:

Omtool, Ltd.
6 Riverside Drive
Andover, MA 01810
Attn: [Name of Director]

The Company will forward by U.S. mail any such security holder communication to the Board of Directors or any individual director, as specified by the security holder. Complaints and general communications related to accounting matters will be referred to members of the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) pursuant to procedures adopted by the Audit Committee.

Policy Governing Director Attendance

Each member of the Board of Directors is expected to make every reasonable effort to attend annual meetings of the Company, Board of Directors meetings and meetings of the committees on which he serves. One member of the Board of Directors attended the Annual Meeting of Stockholders held in May 2006.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Meetings and Committees

The Board of Directors met ten times, and took action by unanimous written consent once during the fiscal year ended December 31, 2006. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee of the Board of Directors (the “Compensation Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”). Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Compensation Committee

The Compensation Committee has broad authority to establish and approve all compensation for the Company’s Chief Executive Officer and all other executive officers. The Compensation Committee also has the discretion to approve incentive compensation of employees and directors of and consultants to the Company. The Compensation Committee often works with the Chief Executive Officer to determine compensation for employees other than the Chief Executive Officer. The Compensation Committee met three times and took action by written consent once during the fiscal year ended December 31, 2006. The Board of Directors has adopted a Compensation Committee Charter, which is available on the Investors sub-section of the Company’s website at www.omtool.com. The current members of the Compensation Committee are Richard D. Cramer (chair) and William J. Drummey. The Board of Directors has determined that each current member of the Compensation Committee is independent within the meaning of the Company’s director independence standards and those of the Regulatory Bodies.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is responsible for appointing, compensating and retaining the Company’s independent registered public accounting firm; overseeing the work performed by any independent public accountants; and assisting the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the Securities and Exchange Commission, the Company’s shareholders and/or the general public and (ii) the Company’s internal financial and accounting controls. The Audit Committee also recommends, establishes and monitors procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations; and establishes and oversees procedures designed to facilitate: (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition to the foregoing, the Audit Committee is responsible for engaging advisors as necessary and determining the funding from the Company that is necessary or appropriate to carry out the Audit Committee’s duties and distributing relevant funding provided by the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Investors sub-section of the Company’s website at

www.omtool.com. The current members of the Audit Committee are James P. O’Halloran (chair), Arnold E. Ditri and William J. Drummey. The Audit Committee met nine times and took no action by written consent during the fiscal year ended December 31, 2006. Each member of the Audit Committee is able to read and understand financial statements of a complexity at least comparable to the Company’s financial statements, and the Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Each member of the Audit Committee is also financially sophisticated as required by the NASD Marketplace Rules, and is independent within the meaning of the Company’s director independence standards and those of the Regulatory Bodies.

Nominating and Corporate Governance Committee

The Board of Directors has also established the Nominating Committee. The current members of the Nominating Committee are Messrs. Cramer (chair) and Ditri. The Board of Directors has determined that each current member of the Nominating Committee is independent within the meaning of the Company’s director independence standards and those established by the Regulatory Bodies. The Nominating Committee met twice and took no action by written consent during the fiscal year ended December 31, 2006. The written charter for the Nominating Committee, adopted by the Company’s Board of Directors, is available on the Investors sub-section of the Company’s website at www.omtool.com.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that meets the requirements of a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 and a “code of conduct,” as defined by qualitative listing requirements promulgated by Nasdaq. The Code of Ethics applies to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A current copy of the Code of Ethics is available on the Investors sub-section of the Company’s website at www.omtool.com. A current copy of the Code of Ethics may also be obtained by any person, without charge, upon request directed to the Company at: Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810, Attention: Compliance Officer.

The Company will promptly disclose to investors, in compliance with applicable rules and regulations, amendments to the Code of Ethics, as well as waivers of the Code of Ethics, that apply or are granted to specified individuals, including directors, executive officers or certain other senior financial officers or persons performing similar functions, in each such case to the extent required by such rules and regulations.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Compensation Discussion and Analysis

The Compensation Committee is responsible for determining, establishing and approving base compensation and all bonus, incentive and other compensation for the named executive officers of the Company.

Objectives of Our Compensation Program

The primary objective of our executive compensation program is to attract, motivate and retain qualified executive officers. Another objective of our program is to incent and reward each officer for his or her contribution to our short-term and long-term success. Finally, through our compensation program, we seek to align the financial interests of our executive officers with those of our stockholders.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward the achievement of both Company and individual goals and objectives. Company goals and objectives include a return to profitability, increasing shareholder return, increasing gross revenue, and the ongoing execution of our strategic plan to penetrate further key vertical markets with our AccuRoute product. Individual goals and objectives include an executive officer’s contribution toward the achievement of our Company goals described above, performance in his or her general management responsibilities and functional areas, and commitment to the long-term success of our business.

Elements of Compensation, Why We Chose Each Element and How Each Element Relates to the Objectives of Our Program

Annual executive officer compensation consists primarily of the following elements: base salary, bonus and equity ownership. We believe all three elements are crucial in helping us attract, motivate and retain talented, enthusiastic and focused executive officers, which, as we mentioned above, is the primary objective of our executive compensation program. We also may provide perquisites and contract benefits designed to ensure the ongoing availability and focus of our executive officers.

Each executive officer is typically eligible to receive an annual performance bonus payment based on the achievement of both our Company’s and the executive officer’s individualized goals and objectives. We chose the bonus element to incent our executives to help us meet our Company’s current and future financial and strategic goals, and to recognize and reward our executives for their contributions toward meeting our goals for the most recently completed fiscal year. In addition to the annual performance bonus, we may from time to time award special one-time bonuses to an executive officer for his or her contribution toward the success of a project out of the ordinary course of business, such as the integration of a recently acquired company.

We include an equity element in our annual compensation for executive officers, which has recently typically consisted of an annual award of restricted stock, to help align the executive officers’ financial interests with those of our shareholders, which is another objective of our compensation program. We believe that, by rewarding our management with equity in the Company, our officers will be financially motivated to increase the price of our stock, thereby aligning their interests with those of our shareholders.

Prior to 2005, the equity element of our compensation program typically consisted of incentive stock option awards, which we granted with an exercise price of not less than fair market value. In 2005, we adopted a general policy to award equity in the form of restricted stock instead of options for several reasons. First, recognizing that our stock price has historically been relatively volatile, we felt that awarding restricted stock instead of options would mitigate the executive officers’ exposure to the downside performance risk of our common stock. Although recipients of restricted stock awards recognize taxable income upon the vesting of the restricted stock, there is no practical risk of the stock ever being “under water,” because we issue these shares of restricted stock at a purchase price of $0.01 per share. While restricted stock and incentive stock option awards both allow us to provide equity compensation to our employees, restricted stock awards allow us to achieve the same level of compensation with fewer shares since, unlike stock options, there is no need to offset the risk of the shares ever being “under water.”  Thus, restricted stock awards are generally less dilutive to our existing shareholders than are incentive stock option awards. Our general policy is that our restricted stock awards vest ratably over four years. The time-based vesting of grants restricted stock awards creates a natural incentive for the recipient to remain with us for many years, which enables us to have a management team dedicated to and focused on our long-term success.

In addition to the annual base salary, bonus and equity elements of our compensation program, each executive officer is eligible to participate in our employee stock purchase plan, 401(k) plan, and medical, disability and life insurance benefits on the same terms as the rest of our employees. We believe that these additional benefits are comparable to those offered by similarly situated companies and are necessary to attract and retain talented employees. In the case of our employee stock purchase plan, which allows employees to purchase a limited number of shares of our common stock at a discounted purchase price of 85% of the lesser of the market price of our common stock on the first or last business day of a six-month purchase period, we are able to incent employees and executive officers alike to participate in the future success of the Company by giving them the opportunity to purchase our stock at a discounted price. During fiscal year 2006, the Company matched each employee’s contributions to the 401(k) plan up to 3% of such employee’s salary.

Our Chief Executive Officer, in addition to receiving the annual compensation elements and other benefits described above, is afforded the use of a Company-paid vehicle in connection with his role as Chief Executive Officer. We offer this element to our Chief Executive Officer in part because he often uses this Company-paid vehicle for business development and other corporate purposes.

Our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Marketing, in addition to receiving the annual compensation elements and other benefits and perquisites described above, may be entitled to receive certain severance payments in connection with an acquisition of the Company or a sale of substantially all of the Company’s assets (either event, a “Change of Control”). If our Chief Executive Officer resigns or is terminated without cause following a Change of Control, he may be entitled to receive: payments of his monthly base salary for 24 months; payments of health and dental continuation (“COBRA”) coverage for up to 18 months; and continuation of the payments on his Company-paid vehicle, life insurance coverage in the amount of $500,000 and disability insurance coverage for 24 months. If our Chief Financial Officer or Executive Vice President of Marketing is terminated without Cause after a Change of Control, such officer may be entitled to receive payments of monthly base salary for 12 months and COBRA coverage for up to 12 months.

We entered into these severance arrangements with our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Marketing because we believe that each officer’s full participation in a sale process would be crucial to maximizing shareholder return in that sale process and wanted to provide sufficient incentive for each officer to remain with the Company throughout the process.

All of our employees and directors acknowledge and are subject to our insider trading policy. Our insider trading policy prohibits, among other things, any executive officer or director from hedging his or her position in our stock (whether through the purchase or sale of puts, calls or otherwise), or trading in our stock within a specific blackout period before and after our earnings release. We recently adopted a policy generally to grant equity awards within the period following the public announcement of our financial earnings for the most recently completed fiscal quarter.

How We Determine Amounts for Each Element

The Compensation Committee considers a number of factors when determining the amounts for each element of compensation provided to our executive officers. With the input of our Chief Executive Officer (except when we are determining his compensation), the Compensation Committee reviews each executive officer’s current and prior compensation in light of the officer’s qualifications and experience, success in achieving his or her individual goals, and contribution toward the achievement of the Company’s strategic goals and objectives. We also consider the amounts for each element provided to the executive officers at similarly situated companies (in terms of industry, geographical location, size and stage of the company) (“Comparable Companies”) and at our own Company. In addition, given that we have a relatively small number of executive officers, we consider the fact that each officer takes on a large volume of work and has a broad role in the Company. Finally, we consider the degree of difficulty of achieving the current and future objectives of the Company and the executive officer. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes determinations based upon the consideration of all of these factors as well as the progress made with respect to the Company’s long-term goals and strategies. The Compensation Committee took all of these considerations into account in determining the executive officers’ compensation for fiscal year 2006.

We granted Mr. Coccoluto a $10,000 raise in fiscal year 2007 to bring his salary to a level that we felt was commensurate with his contribution to the Company and compared favorably to salaries of chief financial officers at Comparable Companies. In early 2007, we determined that Mr. Coccoluto had not been granted equity in the Company in an amount commensurate with his experience, time with the Company, grants to other executive officers of the Company and comparable grant levels in our peer group and, accordingly, we awarded him additional shares of restricted stock. In addition, we awarded additional shares of restricted stock to our Chief Executive Officer in order to further motivate him to achieve our corporate objectives and to make his equity compensation commensurate with compensation levels of chief executive officers of Comparable Companies.

Early in 2007, we awarded bonuses to our executive officers for fiscal year 2006. The awarded bonuses were less than the target bonuses for which these executive officers were eligible because, although each officer was successful in meeting or surpassing his or her individual objectives and contributing toward the execution of the Company’s strategic plan, the Company did not achieve all of its financial and strategic goals and objectives for the fiscal year. Although we make all of our compensation decisions on a discretionary basis and not according to a set formula, the bonuses awarded for fiscal year 2006 are illustrative of our commitment to remunerating each officer based on both Company and individual achievement.

In setting the amounts for each element of our compensation program, we strive to strike a balance between current compensation (typically salary) and long-term compensation (typically restricted stock and bonus) so as to provide our executive officers with adequate incentives to achieve success over both the short-term and the long-term.

In addition to the foregoing, the Compensation Committee takes into account certain U.S. Federal income tax provisions when determining amounts for each element of compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deduction to $1 million for annual compensation paid to any of the executive officers unless certain requirements are met. The Compensation Committee has considered these requirements and it is the Compensation Committee’s present intention, for so long as it is consistent with its overall compensation objectives, to structure executive compensation to minimize application of the deduction limitations of Section 162(m).

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation for services paid or accrued by the Company for the fiscal year ended December 31, 2006, to (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2006, (ii) the individual who served as the Chief Financial Officer for the fiscal year ended December 31, 2006, and (iii) each of the executive officers for the fiscal year ended December 31, 2006 (with the Chief Executive Officer and Chief Financial Officer, collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)(1, 2, 5)	Total ($)
Robert L. Voelk Chief Executive Officer, President and Chairman of the Board	2006	$350,000	$25,000	$123,688	$34,777	$533,465
Daniel A. Coccoluto Chief Financial Officer, Secretary and Treasurer	2006	$175,000	$15,000	$41,143	$273	$231,416
Karen Cummings Executive Vice President, Marketing	2006	$200,000	$15,000	$58,350	$6,312	$279,662
James J. Scharpf (6) Executive Vice President, Sales	2006	$200,000	$100,000	—	$6,912	$306,912

(1)          In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have not been separately identified because such perquisites and other personal benefits constituted less than the lesser of $10,000 or 10% of the total perquisites and personal benefits reported for the executive officer during the year ended December 31, 2006.

(2)          The Company did not grant any stock options during fiscal 2006. The Company does not have any non-equity incentive plans, pensions or nonqualified deferred compensation plans.

(3)          Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses also include, in the case of Mr. Scharpf, commissions earned during the year ended December 31, 2006.

(4)          The market value of restricted stock awards was based upon the closing price for the Company’s common stock on the date of award. Restricted stock awarded to the named executive officers vests in four annual installments, beginning on the first anniversary of the date of the award. The restricted stock awarded to Messrs. Voelk and Coccoluto began vesting on February 1, 2007 and will vest on the next three anniversaries of that date. The restricted stock awarded to Ms. Cummings will begin vesting on November 29, 2007 and will vest on the next three anniversaries of that date.

(5)          Consists of the Company’s matching contributions related to the Company’s 401(k) Plan, premiums for life insurance paid by the Company on behalf of the named executive officers and other personal benefits, and, in the case of Mr. Voelk, includes lease payments paid by the Company for a car lease in the name of Mr. Voelk.

(6)          Mr. Scharpf resigned as Executive Vice President of Sales of the Company on January 12, 2007.

GRANTS OF PLAN BASED AWARDS

The following table sets forth information concerning restricted stock awards granted under the 1997 Stock Plan, as amended, by the Company to each of the Named Executive Officers during the fiscal year ended December 31, 2006:

		Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base	Grant Date Fair Value of Stock
Name	Grant Date	Threshold (#)(1)	Target (#)(1)	Maximum (#)(1)	Price of Option Awards ($/Sh)(2)	and Option Awards ($)(3)
Robert L. Voelk	2/1/2006	0	18,083	18,083	$0.01	$123,688
Daniel A. Coccoluto	2/1/2006	0	6,015	6,015	$0.01	$41,143
Karen Cummings	11/29/2006	0	15,000	15,000	$0.01	$58,350
James J. Scharpf	—	—	—	—	—	—

(1)          The Company did not grant any non-equity incentive plan awards during the fiscal year ended December 31, 2006 to the Named Executive Officers. Each of Robert L. Voelk, Daniel A. Coccoluto and Karen Cummings received a restricted stock award that vests in four equal annual installments, commencing on the anniversary of the date of the grant. The numbers in this column reflect the number of shares of Common Stock that are issuable to the Named Executive Officers pursuant to his or her award.

(2)          The exercise price equals the par value of the Company’s Common Stock ($0.01 per share).

(3)          Grant date fair value computed in accordance with FAS 123R.

Disclosure relating to the Summary Compensation Table and the Grants of Plan Based Awards Table

The stock awards described above in the Summary Compensation Table are the same as those described above in the Grants of Plan Based Awards Table. All of these awards consist of restricted stock that vests in equal annual installments over the four-year period following the date of the grant, provided that the Named Executive Officer is employed by the Company on the vesting date. Each of the Named Executive Officers has full shareholder rights with respect to the stock underlying the award, including voting power and the right to receive dividends, but may not dispose of such stock until it has vested. Upon the consummation of an acquisition of the Company, the vesting of these stock awards accelerates by a period of one year such that the recipient shall be credited with one year of additional service time to the Company as an employee. In the event that the Named Executive Officer is employed by the Company immediately prior to the consummation of an acquisition and is terminated without cause or terminates his or her own employment for good reason following the consummation of an acquisition, then all installments of the award vest in full immediately prior to such termination.

As discussed above in the Compensation Discussion and Analysis, the Company considers it important that a material portion of the Named Executive Officers’ compensation consists of equity. Thus, the equity portion of the compensation for each of Messrs. Voelk and Coccoluto and Ms. Cummings ranged between approximately 17% and 24% of total compensation.

The grant date fair value of these restricted stock awards does not represent the benefit derived by any executive officer for such award at the time of grant, since the executive officer is unable to realize any value on the stock award until he or she sells the underlying stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

The following table sets forth information concerning outstanding options to purchase the Company’s Common Stock and restricted stock awards granted under the Company’s 1997 Stock Plan held by each of the Named Executive Officers as of the fiscal year ended December 31, 2006:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
							(10)
Robert L. Voelk(1)	51,428	—	—	$2.63	3/15/2011	—	—	—	—
(2)	—	—	—	—	—	12,305	$53,773	—	—
(3)	—	—	—	—	—	18,083	$79,023	—	—
Daniel A. Coccoluto(4)	2,858	—	—	$15.31	4/16/2009			—	—
(2)	—	—	—	—	—	3,750	$16,388	—	—
(5)	2,858	—	—	$8.53	10/11/2010			—	—
(3)	—	—	—	—	—	6,015	26,286	—	—
(6)	12,000	4,000	—	$1.85	10/21/2013	—	—	—	—
Karen Cummings(7)	—	—	—	—	—	11,250	$49,163	—	—
(8)	—	—	—	—	—	15,000	$65,550	—	—
James J. Scharpf(7, 9)	—	—	—	—	—	13,125	$57,356	—	—

       (1) The option award for Mr. Voelk vests in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on March 15, 2002 and will expire on March 15, 2011.

       (2) The restricted stock award vests in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock began vesting on January 31, 2006 and will vest on the next three anniversaries of that date.

       (3) The restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock awarded was granted on February 1, 2006 and will vest on the next four anniversaries of that date.

       (4) The option award for Mr. Coccoluto vests in four equal annual installments commending on the first anniversary of the grant of the award. The option award began vesting on April 16, 2000 and expires on April 16, 2009.

       (5) The option award for Mr. Coccoluto vests in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on October 11, 2001 and will expire on October 11, 2010.

       (6) The option award for Mr. Coccoluto vests in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on October 21, 2004 and will expire on October 21, 2013. The 4,000 currently unexercisable shares will vest on October 21, 2007.

       (7) These restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock awarded began vesting on November 1, 2006 and will vest on the next three anniversaries of that date.

       (8) The restricted stock award for Ms. Cummings vests in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock was granted on November 29, 2006 and will vest on the next four anniversaries of that date.

       (9) Mr. Scharpf resigned from the Company on January 12, 2007, thereby forfeiting all 13,125 shares of restricted stock that he held as of December 31, 2006.

(10)   Market value was determined using the Company’s stock price as of December 31, 2006.

STOCK VESTED TABLE

The following table sets forth information concerning restricted stock awards held by the Named Executive Officers that vested, during the fiscal year ended December 31, 2006:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert L. Voelk	4,101	$29,486
Daniel A. Coccoluto	1,250	$8,988
Karen Cummings	3,750	$14,588
James J. Scharpf	4,375	$16,188

TERMINATION OR CHANGE OF CONTROL PAYMENTS

In August 2003, the Company entered into a letter agreement with Robert L. Voelk providing for severance payments and certain benefits upon a “qualified termination” of Mr. Voelk’s employment, provided that Mr. Voelk executes a separation agreement and general release in a form acceptable to the Company. For purposes of Mr. Voelk’s agreement, a “qualified termination” means that his employment is terminated by the Company without cause or by his resignation, in each case following a Change of Control of the Company. The agreement provides severance payments to be made in equal monthly installments at Mr. Voelk’s base salary rate in effect immediately prior to the qualified termination for twenty-four months from the date of the qualified termination. In addition to the base salary, the Company will also pay Mr. Voelk’s healthcare and dental insurance premiums (equal to the amounts it paid during Mr. Voelk’s employment) until the earlier of (a) 18 months from the date of the qualified termination, or (b) the date on which Mr. Voelk becomes ineligible to receive COBRA coverage. The Company will also continue to provide, during the twenty-four month period, a) a Company-paid vehicle (including operating costs and insurance) consistent with the benefit he currently receives, b) life insurance coverage in the amount of $500,000, and c) disability insurance coverage. Total severance payments would be approximately $780,000 if the Qualified Termination occurred on December 31, 2006.

In August 2003, the Company also entered into a letter agreement with Daniel A. Coccoluto providing for severance payments and certain benefits upon a “qualified termination” of Mr. Coccoluto’s employment, provided that Mr. Coccoluto executes a separation agreement and general release in a form acceptable to the Company. For purposes of Mr. Coccoluto’s agreement, a “qualified termination” means that his employment is terminated by the Company without cause or by Mr. Coccoluto for good reason within the first twelve months after a change of control of the Company. The agreement provides severance payments to be made in equal monthly installments at Mr. Coccoluto’s base salary rate in effect immediately prior to the qualified termination for twelve months from the date of the qualified termination. In addition to the base salary, the Company will also pay Mr. Coccoluto’s healthcare and dental insurance premiums (equal to the amounts it paid during Mr. Coccoluto’s employment) until the earlier of (a) 12 months from the date of the qualified termination, or (b) the date on which Mr. Coccoluto becomes ineligible to receive COBRA coverage. Total severance payments would be approximately $190,000 if the Qualified Termination occurred on December 31, 2006.

In April 2007, the Company also entered into a letter agreement with Karen Cummings providing for severance payments and certain benefits upon a “qualified termination” of Ms. Cummings’s employment, provided that Ms. Cummings executes a separation agreement and general release in a form acceptable to the Company. For purposes of Ms. Cummings’s agreement, a “qualified termination” means that his employment is terminated by the Company without cause or by Ms. Cummings for good reason within the first twelve months after a change of control of the Company. The agreement provides severance payments to be made in equal monthly installments at Ms. Cummings’s base salary rate in effect immediately prior to the qualified termination for twelve months from the date of the qualified termination. In addition to the base salary, the Company will also pay Ms. Cummings’s healthcare and dental insurance premiums (equal to the amounts it paid during Ms. Cummings’s employment) until the earlier of (a) 12 months from the date of the qualified termination, or (b) the date on which Ms. Cummings becomes ineligible to receive COBRA coverage. Total severance payments would be approximately $200,000 if the Qualified Termination occurred on December 31, 2006.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation for services paid or accrued by the Company for the fiscal year ended December 31, 2006 to each of the individuals who served as a director of the Company during fiscal 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
		(1)
Richard D. Cramer (2)	$38,583	$20,520	—	—	$60,103
Arnold E. Ditri (3)	$39,667	$20,520	—	—	$60,187
William J. Drummey (4)	$40,167	$20,520	—	—	$60,687
Andrew E. Lietz (5)	$21,708	$20,520	$26,858	—	$69,086
James P. O’Halloran (6)	$39,500	$20,520	—	—	$60,020
Martin A. Schultz (7)	$29,150	$20,520	—	$6,000	$55,670

(1)          The restricted stock awards vest in four equal installments on the anniversary of each year following the award. The restricted stock awarded to each of the above directors began vesting on January 31, 2006 and will vest on the next three anniversaries of that date. Value was determined based upon the grant date fair value.

(2)          Mr. Cramer has stock options exercisable for up to 28,572 shares of Common Stock at an exercise price of $10.06 per share, which options shall expire on January 13, 2010. Mr. Cramer also had 3,094 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Cramer acquired at a purchase price of $.01 per share. One-third of these shares vested on January 31, 2007 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(3)          Mr. Ditri has stock options exercisable for up to 28,572 shares of Common Stock at an exercise price of $2.63 per share, which options shall expire on July 11, 2011. Mr. Ditri also had 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Ditri acquired at a purchase price of $.01 per share. One-third of these shares vested on January 31, 2007 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(4)          Mr. Drummey has stock options exercisable for up to 19,879 shares of Common Stock at an exercise price of $2.20 per share, which options shall expire on March 15, 2015. Mr. Drummey also had 7,000 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Drummey acquired at a purchase price of $.01 per share. One-third of these shares will vest in three equal installments beginning on July 28, 2007 the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(5)          On October 6, 2006, the Company entered into an option termination and release agreement (the “Option Termination Agreement”) with Mr. Lietz who resigned as a director on July 24, 2006. Under the terms of a Non-Qualified Stock Option Agreement (the “Option Agreement”) entered into by the Company and Mr. Lietz on August 1, 2001, upon Mr. Lietz’s resignation (a) any outstanding unvested options to purchase shares of the Company’s common stock were terminated and (b) Mr. Lietz had until October 22, 2006 to exercise the vested options to purchase 28,572 shares of the Company’s common stock (the “Option Shares”). In exchange for Mr. Lietz terminating his rights to acquire the Option Shares, the Company agreed to pay Mr. Lietz an amount equal to $0.94 per share (which amount represents the difference between the closing market price of the common stock on the date immediately preceding the date of the Option Termination Agreement, $3.57, and the exercise price per Option Share under the Option Agreement, $2.63) for an aggregate purchase price of $26,858.

(6)          Mr. O’Halloran had 7,000 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. O’Halloran acquired for a purchase price of $.01 per share. One-third of these shares vested on January 31, 2007 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(7)          Mr. Schultz had 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Schultz acquired for a purchase price of $.01 per share. One-third of these shares vested on January 31, 2007 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

Compensation of Directors

During 2006, we compensated our independent directors based on the following fees:

—retainer of $20,000 (a portion of which the director may elect to put toward health insurance premiums)

—A fee of $1,500 for each quarterly Board of Directors meeting attended

—A fee of $500 for each committee meeting attended

—Additional retainer fees as follows:

•        $5,000 for the Audit Committee Chair

•        $2,500 for members of the Audit Committee

•        $2,500 for each of the Chairs of the Nominating Committee and Compensation Committee

•        $1,500 for members of the Nominating Committee and Compensation Committee

Outside directors have been and will continue to be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. No director who is an employee of the Company receives separate compensation for services rendered as a director.

Non-employee directors may elect to receive individual and family medical insurance coverage under the Company’s Group Medical and Dental Plans. If a director elects to receive medical insurance coverage, $6,000 is deducted from his retainer to pay for the coverage. Of the non-employee directors only Mr. Schultz has elected to take the Company-paid medical coverage.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management of the Company the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and provided in this proxy statement on Schedule 14A (the “CD&A”). Based on such review and discussions with management of the Company, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this proxy statement on Schedule 14A.

This report has been respectfully submitted by the members of the Compensation Committee.*

Richard D. Cramer, Chairman
William J. Drummey

*                    The Compensation Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the last year, no executive officer of the Company served as (i) a member of the Compensation Committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2006, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management of the Company has the primary responsibility for the preparation of the Company’s financial statements and the financial reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report with management. As part of this review, the Audit Committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company’s financial statements.

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2006 with the Company’s independent registered public accounting firm, Vitale, Caturano and Company, Ltd. (“Vitale”). The Audit Committee also discussed with Vitale, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, Vitale’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has received from and discussed with Vitale the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees) and discussed with Vitale its independence. The Audit Committee also discussed with Vitale any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Further, the Audit Committee discussed with Vitale the overall scope and plans for Vitale’s audit of the Company’s financial statements. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards, as well as the Securities and Exchange Commission’s heightened director independence standards for audit committee members. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. The Board of Directors has also determined that each member of the Audit Committee is an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee has adopted a written charter setting out the audit-related functions the Audit Committee is to perform and reviews this charter at least annually to ensure its sufficiency. The Audit Committee reviewed its charter during the year ended December 31, 2006. The charter of the Audit Committee is available on the Investors section of the Company’s website, www.omtool.com.

In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board of Directors subsequently approved the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2006, which report was filed with the Securities and Exchange Commission. The Audit Committee has selected Vitale as the Company’s registered public accounting firm for fiscal year 2007.

This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.*

James P. O’Halloran, Chair
Arnold E. Ditri
William J. Drummey

*                    The Audit Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT ACCOUNTANTS

Relationship with Independent Accountants

Vitale has been the independent registered public accounting firm that audits the consolidated financial statements of the Company and its subsidiaries since April 5, 2005. In accordance with standing policy, Vitale will periodically change the personnel who work on the audit of the Company.

The Audit Committee selected Vitale as the independent registered public accounting firm to the Company and its wholly owned subsidiary, Omtool Europe, Ltd., to serve as auditors for the fiscal years ending December 31, 2007 and 2006. From 2002 through April 1, 2005, PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm that audited the financial statements of the Company and Omtool Europe, Ltd. The Company does not expect a member of Vitale to be present at the annual meeting, however, a member of the firm will have an opportunity to make a statement if he or she desires to do so and will be available, by telephone, to respond to appropriate questions.

Fees

Aggregate fees for professional services rendered to the Company by Vitale for the fiscal year ended December 31, 2006 and 2005 were as follows:

Audit Fees

Audit fees were approximately $140,000 for 2006 and $83,000 for 2005. Such fees were for professional services rendered for the audits of the Company’s and BlueChip’s consolidated financial statements and the review of financial information included in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and fees related to filings with the Securities and Exchange Commission and accounting consultations.

Audit-Related Fees

The Company incurred audit-related fees of approximately $5,000 in 2006 related to the review of Company contracts, technical research and compliance with the Sarbances-Oxley Act of 2002. The Company did not incur any audit-related fees in 2005.

Tax Fees

The total fees incurred by the Company for tax services were approximately $47,000 for 2006 and $19,000 for 2005. The fees were for services related to tax compliance, the preparation of tax returns, tax planning and advice, and requests for rulings or technical advice from tax authorities.

All Other Fees

The Company did not incur any fees for any other accountant-related services during 2006 or 2005.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy of reviewing, in advance, and either approving or disapproving, any audit, audit-related or non-audit service to be provided to the Company by any independent public or certified public accountant that is providing audit services to the Company. All of the audit, audit-related and tax services provided by Vitale to the Company in 2006 were approved by the Audit Committee by means of specific pre-approvals. All non-audit services provided by Vitale in 2006 were reviewed with the Audit Committee, which concluded that the provision of such services by Vitale was compatible with the maintenance of Vitale’s independence in the conduct of its auditing functions.

Changes in Certifying Accountant

On April 1, 2005, the Company replaced PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The decision to replace PwC was authorized and approved by the Audit Committee. PwC’s reports on the Company’s consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2005 and 2004 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2005, 2004 and 2003, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 5, 2005, the Company engaged Vitale as its independent registered public accounting firm to audit the Company’s consolidated financial statements. During the years ended December 31, 2004 through April 5, 2005, the Company did not consult with Vitale regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

eSped.com, Inc.

On July 28, 2006, the Company entered into a Sublease Agreement (the “Sublease”), effective as of July 1, 2006, with eSped.com, Inc. (“eSped”) whereby the Company will sublease approximately 7,205 rentable square feet of the Company’s office space located at 6 Riverside Drive, Andover, Massachusetts (“6 Riverside Drive”) to eSped. Robert L. Voelk, the Chief Executive Officer and Chairman of the Board of the Company, is also the Chief Executive Officer and Chairman of the Board of eSped and Martin A. Schultz, a director of the Company, is also a director of eSped. The term of the Sublease is fifty-eight (58) months, during which period eSped will pay the Company monthly base rent of $8,383 (“Base Rent”). The Base Rent includes adjustments for office furniture that the Company provided to eSped and the build-out of a computer room shared by the Company and eSped at 6 Riverside Drive. eSped occupies approximately sixteen percent (16%) of the Company’s office space at 6 Riverside Drive and, accordingly, will pay sixteen percent (16%) of the Company’s share of operating expenses and real estate taxes for 6 Riverside Drive, in addition to the Base Rent.

William J. Rynkowski, Jr.

As disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2007, on December 29, 2006, the Company completed its acquisition of BlueChip. In connection with this acquisition, the Company issued a promissory note in the amount of $1,683,702 to the principal shareholder of BlueChip, William J. Rynkowski, Jr., as partial consideration for all of the outstanding shares of BlueChip. The note is payable in thirty-six equal monthly installments of approximately $47,000 and bears interest on the unpaid principal amount at a rate per annum equal to (a) the Prime Rate as set forth in the Wall Street Journal Money Rates column on the last business day of each month, which rate shall be deemed to be in effect for the entirety of such month; plus (b) one percent. In addition to the promissory note, the Company issued 375,331 shares of Common Stock to Mr. Rynkowski and paid him approximately $562,000 in cash as consideration for all of the shares of BlueChip. Mr. Rynkowski was appointed Senior Vice President and Director of the Company in January 2007. As of April 10, 2007, the Company owed $1,636,933 to Mr. Rynkowski in principal amount of the promissory note. As of April 10, 2007, the Company made total principal and interest payments to Mr. Rynkowski of approximately $47,000 and $39,000, respectively.

Review, approval and ratification of transactions with related persons

The Company’s Board of Directors reviews all transactions that are required to be reported pursuant to Item 404 of Regulation S-K (each transaction, a “Related Person Transaction”). The Board of Directors evaluates each Related Person Transaction to ensure that it is on an “arm’s length” basis and fair and equitable to the Company. If the Board of Directors determines that a Related Person Transaction is on an “arm’s length basis” and is fair and equitable to the Company, the Board of Directors may elect approve and ratify the transaction. If a member of the Board of Directors is an interested party in a Related Person Transaction, that director abstains from all review, evaluation, approval and ratification of the transaction. While these policies and procedures are not in writing, the Board of Directors evidences its approval of Related Person Transactions in the minutes of its meetings.

PROPOSAL 2
APPROVAL OF 2007 EQUITY COMPENSATION INCENTIVE PLAN

On April 16, 2007, the Board of Directors adopted the 2007 Equity Compensation Incentive Plan (the “Plan”), subject to shareholder approval. The Plan is intended to replace the Omtool, Ltd. 1997 Stock Plan, which expired on April 14 of this year. The Plan provides for the award of equity-based compensation to employees, officers, directors and consultants of the Company and its affiliates, including the possible award of incentive stock options, non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights. Capitalized terms used in this Proposal 2 without definition shall have the meanings given to them in the Plan, a copy of which is included with this proxy as Appendix A. The principal features of the Plan include:

•       Limit on Shares Authorized: The Plan authorizes the grant of 500,000 shares.

•       No Discount Stock Options: The Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s Common Stock on the date of grant.

•       No Repricing of Stock Options: The Plan prohibits the reduction of the exercise price of stock options without shareholder approval.

•       Independent Committee Administration: The Plan will be administered by a committee of the Board whose members satisfy independence requirements.

•       Material Amendments to the Plan Require Stockholder Approval: The Plan provides that a material amendment to the Plan will not be effective unless approved by the Company’s shareholders.

•       Types of Awards: The Plan provides for the award of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units or any combination thereof.

Attracting and retaining highly qualified management, sales and marketing personnel, and engineers is critical to our success. We face intense competition for qualified personnel from other companies and organizations. One element of our compensation program, which we believe is necessary to remain competitive in efforts to recruit and retain key employees, is equity-based compensation. We customarily make restricted stock awards to new senior level employees in connection with their commencement of work with us. We also use restricted stock awards to secure the ongoing commitment of the management employees who participate in the bonus plan and to further align the interests of those management employees with those of our shareholders. Further, we make annual long-term incentive equity-based awards to many of our employees to incent them to continue their efforts on our behalf. If we were not able to offer these equity-based elements of compensation to our sales, marketing, engineering and management personnel, we believe we would have to offer substantially higher cash compensation in order to continue to attract and retain the highly qualified employees we need.

We currently have 1,228,570 shares reserved to satisfy outstanding stock options and restricted stock awards previously granted to our employees. Of these, we expect options for 358,095 shares to expire without exercise in 2007, because these options have exercise prices equal to or greater to $1.66 and they have scheduled expiration dates in 2007. None of these shares will revert to any available option pool.

Unless we receive shareholder approval of the Plan, it is likely that we will be forced to cease making any equity-based awards to new or existing employees. We believe our efforts to recruit and retain superior sales, marketing, engineering and management personnel would be seriously jeopardized by a lack of available equity compensation.

The following description of the Plan is a summary and does not purport to be a complete description. A copy of the Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Description of the Plan

The following description of the Plan is a summary only. The Company strongly recommends that you read the complete text of the Plan, which is attached as Appendix A hereto.

The purpose of the Plan is to provide long-term incentives and rewards (each, an “Award”) to employees, officers, directors, and consultants of the Company and its subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award is granted will be called a “Participant.”

Administration

The Plan is administered by a committee (the “Committee”) comprised of members of the Company’s board of directors who are outside directors. The Compensation Committee will be used to administer the Plan. The Compensation Committee has the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Plan also provides that authority to grant awards to employees may be delegated to one or more officers of the Company.

Exercise Price

The Compensation Committee shall establish the exercise price of options (or determine the method by which the exercise price shall be determined) at the time each option is granted, provided that the minimum exercise price for an option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of the Common Stock on the date of grant. The exercise price, if applicable, of other stock-based awards shall be set by the Compensation Committee. The Company shall not reduce the exercise price of an award granted under the Plan without stockholder approval of such reduction.

Eligibility

Employees, officers, directors, and consultants of the Company and its subsidiaries are eligible to be granted awards under the Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Code may only be granted to employees of the Company and parent companies or subsidiaries of the Company. The maximum number of shares with respect to which awards may be granted to any Participant under the Plan may not exceed 450,000 in any fiscal year, other than awards made to a new hire.

Vesting and Exercisability

Awards may be granted subject to time-based vesting schedules and/or performance-based vesting measured by Performance Criteria (as defined below) specified in an Award. If the Award is subject to Performance Criteria and the Award so provides, the Compensation Committee may appropriately evaluate achievement against Performance Criteria to take into account any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax law; accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs and any extraordinary non-recurring charges or other events. “Performance Criteria” means such performance measures as may be established at any time and on one or more occasions by the Compensation Committee.

The Compensation Committee may determine the vesting schedule or the time at which an option will become exercisable. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company. The Compensation Committee determines the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the award, subject to applicable law and the provisions of the Code.

Stock-Based Awards

Authorized Shares.   The number of shares (the “Authorized Shares”) of Common Stock that may be delivered pursuant to Awards granted under the Plan is 500,000 shares of Common Stock. The maximum number of shares of stock-based Awards that may be granted to any individual Participant under the Plan during any one fiscal year may not exceed 450,000. As of December 31, 2006, there were 515,133 shares of Common Stock that remained available for grant pursuant to the 1997 Plan, which expired on April 14 of this year.

Terms of Stock-Based Awards.   The Compensation Committee shall determine the terms and conditions of each stock-based Award, including the number of shares subject to such Award or a formula for making this determination; the exercise or purchase price, as applicable, of such Award (subject to limitations discussed herein) and the means of payment for shares; the vesting schedule; the Performance Criteria, if any, that determine the number of shares or options granted, issued, retainable and/or vested; other terms and conditions on the grant, issuance and/or forfeiture of the shares or options; and such further terms and conditions as may be determined by the Compensation Committee.

Stock Options.   Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. The exercise price for options will be not less than 100% (110% for an incentive stock option granted to a 10% or more shareholder) of the fair market value of Common Stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options that become exercisable for the first time by such person in any calendar year cannot exceed $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and regulations issued thereunder. Options shall expire no later than ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant, and shall not provide for an automatic grant of additional or replacement options upon the exercise of an option. No stock options can be granted under the Plan after April 16, 2017, but options granted before that date may be exercised thereafter.

Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company at its principal office address or to such transfer agent as the Company shall designate, or by notification to the Company-designated third party commercial provider. The Compensation Committee has the right to accelerate the date of exercise of any installment of any option at any time, despite the fact that such acceleration may disqualify all or part of any option as an incentive stock option. Except as otherwise provided by the Compensation Committee, payment for the exercise of options under the Plan may be made by one or any combination of the following forms of payment:

•       by cash,

•       actual delivery or attestation of ownership of shares of Common Stock owned by the Participant, including vested Restricted Stock,

•       by retaining shares of Common Stock otherwise issuable pursuant to the option,

•       consideration received by the Company under a broker-assisted cashless exercise program acceptable to the Company, or

•       such other lawful consideration as the Compensation Committee may determine.

Stock Appreciation Rights.   A stock appreciation right (a “SAR”) is an Award entitling the holder, upon exercise, to receive shares of Common Stock in an amount determined solely by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted separately from or expressly in tandem with an option. A SAR granted in tandem with an option will be exercisable only at such time or times, and to the extent, that the related option is exercisable, and the option will terminate and no longer be exercisable upon the exercise of the related SAR.

Restricted Stock and Restricted Stock Units.   Restricted Stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted Stock Units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to an Award, a Participant holding Restricted Stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such Restricted Stock, including the right to receive dividends and to vote the shares. A Participant holding Restricted Stock Units may not vote the shares represented by those units.

Phantom Stock.   Phantom stock is an Award entitling recipients to receive, in cash or shares, the fair market value of shares of Common Stock upon the satisfaction of conditions specified by the Compensation Committee in connection with the grant of such Award. A Participant may not vote the shares represented by a phantom stock Award.

Other Stock-Based Awards.   The Plan provides the flexibility to grant other forms of Awards based upon Common Stock, having the terms and conditions established at the time of grant by the Compensation Committee.

Adjustment.   In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the following may be equitably adjusted:

•       the number and class of securities available for Awards under the Plan and the per-Participant share limit,

•       the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Award,

•       the repurchase price per security subject to repurchase, and

•       the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Compensation Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

In the event of any extraordinary cash dividend or other distribution of assets to stockholders other than a normal cash dividend, the board of directors of the Company shall have the discretion to distribute cash to holders of outstanding Awards in lieu of making equitable adjustments.

General Terms

Eligibility Under Section 162(m)

In general, under Section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, annual compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation, however, does not apply to compensation that constitutes “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The regulations under Section 162(m) of the Code contain a “safe harbor” that treats stock options granted at fair market value as performance-based compensation (assuming certain other requirements are satisfied). The Compensation Committee may provide that the Participant’s right to receive cash, shares or other property pursuant to an Award shall be subject to the satisfaction of performance goals.

Transferability

Except as the Compensation Committee may otherwise determine or provide in an Award, Awards may be transferred only by will or by the laws of descent and distribution and may only be exercised by the Participant or the Participant’s guardian or legal representative.

Treatment upon Acquisition

Unless otherwise expressly provided in the applicable Award, upon the occurrence of a change in control of the Company, appropriate provision is to be made for either the acceleration of Awards, the payment to the Participant or either cash or property equal to the value of the Award, the adjustment of Awards to reflect the change in control or the continuation or the assumption by the surviving or acquiring entity of all Awards.

Amendment of Awards

The Compensation Committee may, without shareholder approval, amend, modify or terminate any outstanding Award, provided that, the Participant’s consent to such action shall be required unless the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and that the action is permitted under the Plan.

Compliance with Section 409A.

The Plan and every Award made pursuant to the Plan shall be construed, administered and enforced as necessary to comply with applicable requirements of Section 409A of the Code and the Treasury and IRS rulings and regulations issued thereunder so that no Participant (without any such Participant’s express written consent) incurs any of the additional tax or interest liabilities of Section 409A(a)(B) of the Code with respect to any Award. The Plan and every Award are modified and limited as necessary to comply with the applicable requirements of Section 409A.

Termination of the Plan; Amendments

Awards may be granted under the Plan at any time until April 16, 2017. The Compensation Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of new Awards under the Plan.

Federal Income Tax Consequences

Incentive Stock Options

The following general rules are applicable under current United States federal income tax law to incentive stock options (“ISOs”) granted under the Plan.

1.     In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2.     If an optionee holds shares acquired upon exercise of an ISO for (a) two years following the date the option was granted or (b) one year following the date the shares are issued to the optionee upon the exercise of the ISO (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

3.     If an optionee disposes of shares acquired upon exercise of an ISO before the Holding Periods are met (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4.     In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

5.     Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain to the optionee.

6.     Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

7.     An optionee may be entitled to exercise an ISO by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price, if so provided by the Compensation Committee. If an optionee exercises an ISO in this fashion, special rules will apply.

8.     In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base that is equal to “alternative minimum taxable income” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9.     Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Nonstatutory Stock Options

The following general rules are applicable under current federal income tax law to options that do not qualify as ISOs (“Nonstatutory Stock Options”) granted under the Plan:

1.     The optionee generally does not realize any taxable income upon the grant of a Nonstatutory Stock Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2.     The optionee generally will recognize ordinary income at the time of exercise of a Nonstatutory Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price for the shares.

3.     When the optionee sells the shares acquired pursuant to a Nonstatutory Stock Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, any such gain or loss will be a long-term capital gain or loss.

4.     The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

5.     An optionee may be entitled to exercise a Nonstatutory Stock Option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price, if so provided by the Compensation Committee. If an optionee exercises a Nonstatutory Stock Option in this fashion, special rules will apply.

6.     Special rules apply if a Nonstatutory Stock Option has an exercise price less than the fair market value of the shares on the date of grant, or if the stock acquired on exercise of a Nonstatutory Stock Option is subject to vesting or if the Nonstatutory Stock Option is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases

The following general rules are applicable under current federal income tax law to awards of Restricted Stock or Restricted Stock Units (“Restricted Awards”) or the granting of opportunities to make direct stock purchases under the Plan (“Purchases”):

1.     Persons receiving Common Stock pursuant to Restricted Awards or Purchases generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. Special rules apply if the stock acquired pursuant to a Restricted Award or Purchase is subject to vesting, or if the stock acquired is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

2.     The Company generally should be entitled to a corresponding deduction for federal income tax purposes when a recipient of a Restricted Stock Award or Purchase recognizes ordinary income. When the acquired shares of Common Stock are sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as ordinary income).

Recommendation

The Board of Directors unanimously believes that the approval of the 2007 Equity Compensation Incentive Plan is in the best interest of Omtool, Ltd. and its stockholders and accordingly recommends a vote FOR Item 2 on the enclosed proxy card.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2006 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2006, except as provided below. On January 31, 2006, Robert L. Voelk, the Company’s Chief Executive Officer and Daniel A. Coccoluto, the Company’s Chief Financial Officer, surrendered shares of restricted stock to cover the income tax obligations associated with the vesting thereof. Neither Mr. Voelk nor Mr. Coccoluto reported the surrender of these shares on a Form 4 until February 9, 2006.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of the Company must be received at the Company’s principal executive offices no later than December 27, 2007. Under the By-laws, stockholders who wish to make a proposal at the next Annual Meeting—other than one that will be included in the Company’s proxy materials—must notify the Company no earlier than November 27, 2007 and no later than December 27, 2007. If a stockholder who wishes to present a proposal fails to notify the Company by December 27, 2007, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the By-laws, the proposal is brought before the meeting, then under the Securities and Exchange Commission’s proxy rules the proxies solicited by management with respect to the next Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested to Omtool, Ltd., 6 Riverside Drive, Andover, Massachusetts 01810, Attention: Daniel A. Coccoluto, Secretary.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

Proxies may be solicited by the Company, by personal interview, mail and telephone. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. The cost of solicitation of proxies will be borne by the Company. The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay that independent solicitation firm’s customary fees and expenses.

HOUSEHOLDING

Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2006, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, ADP Investor Communication Services (“ADP”) has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one proxy statement, Omtool, Ltd. will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who makes a request to Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810 (978) 327-5700, Attention: Daniel A. Coccoluto. You can also notify ADP that you would like to receive separate copies of Omtool, Ltd.’s Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Omtool Ltd.’s Annual Report and proxy statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly at 1-800-353-0103.

Appendix A

OMTOOL, LTD.

2007 EQUITY COMPENSATION INCENTIVE PLAN

1.   Purpose and Eligibility

The purpose of this 2007 Equity Compensation Incentive Plan (the “Plan”) of Omtool, Ltd. is to provide equity ownership opportunities in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.”  Additional definitions are contained in Section 12(a).

2.   Administration

a.      Administration by Committee of Independent Members of the Board of Directors.   The Plan will be administered by a committee (the “Committee”) composed solely of members of the Board of Directors of the Company that are “independent,” as defined pursuant to Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or any amendment, supplement or modification thereto; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authority hereunder. The Committee, in its sole discretion, shall have the authority to grant Awards, to adopt, amend and repeal rules relating to the Plan, to interpret and correct the provisions of the Plan and any Award, and, subject to the limitations of the Plan, to modify and amend any Award. All decisions by the Committee shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.

b.     Delegation to Executive Officers.   To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Committee may determine; provided, however, that the Committee shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officer or officers. The Committee may, by a resolution adopted by the Committee, authorize one or more executive officers of the Company to do one or both of the following: (i) designate employees of the Company or of any of its Subsidiaries to be recipients of Awards and (ii) determine the number, type and terms of such Awards to be received by such employees, subject to the limitations of the Plan; provided, however, that, in each case, the resolution so authorizing such officer or officers shall specify the maximum number and type of Awards such officer or officers may so award. The Committee may not authorize an officer to designate himself or herself as a recipient of any such Awards or to grant Awards to other executive officers of the Company.

3.   Stock Available for Awards

a.      Number of Shares.   Subject to adjustment under Section 3(c), the aggregate number of shares (the “Authorized Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), that may be issued pursuant to the Plan shall be 500,000 shares of Common Stock. If any Award expires, is terminated, surrendered or forfeited, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or of shares held in treasury. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 3(c), but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

b.     Per-Participant Limit.   Subject to adjustment under Section 3(c), no Participant may be granted stock-based Awards during any one fiscal year to purchase more than 450,000 shares of Common Stock.

c.      Adjustment to Common Stock.   In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding stock-based Award, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 10(f)(i) applies for any event, this Section 3(c) shall not be applicable. In the event of any extraordinary cash dividend or other distribution of assets to stockholders other than a normal cash dividend, the Board of Directors shall have the discretion to distribute cash to holders of outstanding Awards in lieu of making equitable adjustments.

d.     Fractional Shares.   No fractional shares shall be issued under the Plan and the Participant shall, at the Committee’s discretion, receive either cash in lieu of such fractional shares or a full share for each fractional share.

4.   Stock Options

a.      General.   The Committee may grant options to purchase Common Stock (each, an “Option”) and determine the terms and conditions of each Option, including, but not limited to (i) the number of shares subject to such Option or a formula for determining such, (ii) subject to Section 4(e) hereof, the exercise price of the Options and the means of payment for the shares, (iii) the Performance Criteria (as defined in Section 10(d)), if any, and level of achievement of such Performance Criteria that shall determine the number of shares or Options granted, issued, retainable and/or vested, (iv) the terms and conditions of the grant, issuance and/or forfeiture of the shares or Options, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

b.     Incentive Stock Options.   An Option that the Committee intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Committee and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.

c.      Nonstatutory Stock Options.   An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

d.     Dollar Limitation.   For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined in Section 12 and determined as of the respective date or dates of grant) of more than $100,000 (or such other limit as may be provided by the Code). To the extent that any such Incentive Stock Options exceed the $100,000 limitation (or such other limit as may be provided by the Code), such Options shall be Nonstatutory Stock Options.

e.      Exercise Price. The Committee shall establish the exercise price (or determine the method by which the exercise price shall be established) at the time each Option is granted and specify the exercise price in the applicable Option agreement; provided, that the exercise price per share specified in the agreement relating to each Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply. Subject to Section 3(c), an Option may not be amended subsequent to its issuance to reduce the price at which it is exercisable unless such amendment is approved by the Company’s shareholders.

f.      Duration of Options.   Each Option shall be exercisable at such times and subject to such terms, conditions and expiration as the Committee may specify in the applicable Option agreement; provided, that no Option shall be exercisable for a period of time greater than ten (10) years from the date of grant of such Option;  provided, further, that Incentive Stock Options granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall be exercisable for a maximum of five (5) years from the date of grant of such Option (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply.

g.      Vesting of Options.   Subject to Section 10(f) and Section 10(i), at the time of the grant of an Option, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Options. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

h.     Exercise of Option.   Options may be exercised only by delivery to the Company at its principal office address or to such transfer agent as the Company shall designate of a written notice of exercise specifying the number of shares as to which such Option is being exercised, signed by the proper person, or by notification of the Company-designated third party commercial provider (the “Third Party Commercial Provider”), in accordance with the procedures approved by the Company and to which the holder of the Option shall have ongoing access by means of accessing such person’s account maintained with the Third Party Commercial Provider, together with payment in full as specified in Section 4(i) for the number of shares for which the Option is exercised.

i.      Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) in United States dollars in cash or by check payable to order of the Company or by funds transfer from the Option holder’s account maintained with the Third Party Commercial Provider;

(ii) at the discretion of the Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, provided, that such shares were not acquired by the Participant in the prior six months;

(iii) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the Third Party Commercial Provider to pay that amount to the Company, which sale shall be at the Participant’s direction at the time of exercise; or

(iv) at the discretion of the Committee, by any combination of (i), (ii), or (iii) above.

If the Committee exercises its discretion to permit payment of the exercise price of an Incentive Stock Option by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing in the instrument evidencing the Award of the Incentive Stock Option.

j.       Notice to Company of Disqualifying Disposition.   By accepting an Incentive Stock Option granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a disqualifying disposition of any stock acquired pursuant to the exercise of the Incentive Stock Options. A “disqualifying disposition” is generally any disposition occurring on or before the later of (a) the date two years following the date the Incentive Stock Option was granted or (b) the date one year following the date the Incentive Stock Option was exercised.

k.     Issuances of Securities.   Except as provided in Section 3(c) or as otherwise expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as provided in Section 3(c), no adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

5.   Stock Appreciation Rights

a.      General.   A Stock Appreciation Right (a “SAR”) is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock, or a combination thereof (such form to be determined by the Committee), determined solely by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date of the SAR Award.

b.     Grants.   SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(i)    Tandem Awards.   When SARs are expressly granted in tandem with Options: (i) the SARs will be exercisable only at such time or times, and to the extent, that the related Option is exercisable, and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SARs will terminate and no longer be exercisable upon the termination or exercise of the related Option except that a SAR granted with respect to less than the full number of shares covered by an Option will not be terminated until and only to the extent that the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(ii)   Independent Stock Appreciation Rights.   A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify in the SAR Award.

c.      Terms and Conditions.   The Committee shall determine all terms and conditions of a SAR Award, including, but not limited to (i) the number of shares subject to such SAR Award or a formula for determining such, (ii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested or the amount of cash payable, (iii) the terms and conditions of the grant, issuance and/or forfeiture of the shares, and (iv) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

d.     Vesting of SAR Awards.   Subject to Section 10(f) and Section 10(i), at the time of the grant of a SAR Award, the Committee shall establish a vesting date or vesting dates with respect to such SAR Award, provided that SARs awarded in tandem with Options shall be subject to the same vesting date or vesting dates established by the Committee pursuant to Section 4(g) for such related Options and shall be exercisable only to the extent that such related Option shall then be exercisable. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

6.   Restricted Stock

a.      Grants.   The Commitee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash, a check or other sufficient legal consideration in an amount at least equal to the par value of the shares purchased, (ii) the right of the Company to repurchase or reacquire all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a “Restricted Stock Award”), and (iii) Section 6(b).

b.     Terms and Conditions   A Participant that is the holder of a Restricted Stock Award, whether vested or unvested, shall be entitled to enjoy all shareholder rights with respect to the shares of Common Stock underlying such Restricted Stock Award, including the right to receive dividends and vote such shares. Subject to Section 6(c), the Committee shall determine all terms and conditions of any such Restricted Stock Award, including, but not limited to (i) the number of shares subject to such Restricted Stock Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. At the Committee’s election, shares of Common Stock issued in respect of a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapses, or (ii) evidenced by a stock certificate that may bear a legend indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant. All certificates registered in the name of the Participant shall, unless otherwise determined by the Committee, be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

c.      Vesting of Restricted Stock.   Subject to Section 10(f) and Section 10(i), at the time of the grant of a Restricted Stock Award, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Award, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

7.   Restricted Stock Unit

a.      Grants.   The Committee may grant Awards entitling recipients to acquire shares of Common Stock in the future, with the future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions (each, a “Restricted Stock Unit”).

b.     Terms and Conditions.   Subject to Section 7(c), the Committee shall determine all terms and conditions of any such Restricted Stock Unit, including, but not limited to (i) the number of shares subject to such Restricted Stock Unit or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Participant shall not be entitled to any shareholder rights with respect to any Restricted Stock Unit, and may not vote the shares represented by a Restricted Stock Unit or, subject to Section 3(c), receive dividends with respect to the shares represented by the Restricted Stock Unit. A Restricted Stock Unit may be settled in cash or Common Stock, as determined by the Committee, with the amount of the cash payment based on the Fair Market Value of the shares of Common Stock at the time of vesting. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

c.      Vesting of Restricted Stock Unit.   Subject to Section 10(f) and Section 10(j), at the time of the grant of a Restricted Stock Unit, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Unit, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

8.   Phantom Stock

a.      General.   The Committee may grant Awards entitling recipients to receive, in cash or shares, the Fair Market Value of shares of Common Stock (“Phantom Stock”) upon the satisfaction of one or more specified conditions.

b.     Terms and Conditions.   Subject to Section 8(c), the Committee shall determine the terms and conditions of a Phantom Stock Award, including, but not limited to (i) the number of shares subject to or represented by such Phantom Stock Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested or the amount of cash payable, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares or Phantom Stock Award, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Participant shall not be entitled to any shareholder rights with respect to any Phantom Stock Award, and may not vote the shares represented by a Phantom Stock Award or, subject to Section 3(c), receive dividends with respect to the shares represented by the Phantom Stock Award. Any settlements of Phantom Stock Awards may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

c.      Vesting of Phantom Stock.   Subject to Section 10(f) and Section 10(i), at the time of the grant of a Phantom Stock Award, the Committee shall establish a vesting date or vesting dates with respect to such Phantom Stock Award. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

9.   Other Stock-Based Awards

The Committee shall have the right to grant other Awards based upon the Common Stock and having such terms and conditions as the Committee may determine, including, without limitation, the grant of shares based upon certain conditions and/or Performance Criteria, the grant of securities convertible into Common Stock and the grant of stock units. The Committee shall determine the terms and conditions of any such Awards, including, but not limited to (i) the number of shares subject to such Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares or Award, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

Subject to Section 10(f) and Section 10(i), at the time of the grant of an Award under this Section 9, the Committee shall establish a vesting date or vesting dates with respect to such Award, which vesting date may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Committee.

10.   General Provisions Applicable to Awards

a.      Transferability of Awards.   Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant, provided, however, that Nonstatutory Stock Options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees of such an Option.

b.     Documentation.   Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain, or refer to, such provisions relating to exercise and other matters as are required of “incentive stock options” under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company’s normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

c.      Committee Discretion.   The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.

d.     Performance Criteria.   For purposes of this Plan, the term “Performance Criteria” shall mean such performance measures as may be established at any time and on one or more occasions by the Committee,  applied to either the Company as a whole or to a division, business unit or Subsidiary, and measured either annually or cumulatively over a period of years or over a shorter or longer periodic basis (such as quarterly), on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee  The Committee’s determination of the achievement of any Performance Criteria shall be conclusive.

e.      Termination of Status.   Except as otherwise specified herein, the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award under such circumstances, subject to applicable law and the provisions of the Code.

f.      Acquisition or Liquidation of the Company.

(i)    Consequences of an Acquisition.   If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or its ultimate parent, or a sale of all or substantially all of the Company’s assets (each, an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Committee”), shall, as to outstanding Awards, either (A) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Committee or the Successor Committee deems appropriate, the Fair Market Value of which shall not materially exceed the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (B) upon written notice to the Participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (C) terminate all Awards in exchange for a cash payment equal to the excess, if any, of the Fair Market Value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof, if any; or (D) in the case of Awards that may be settled in whole or in part in cash, provide for equitable treatment of such Awards.

(ii)   Substitution of Awards Upon Certain Events.   In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

(iii)  Liquidation or Dissolution.   In the event of the proposed liquidation or dissolution of the Company, each Award, to the extent not then exercised or vested, will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(iv)  Withholding.   Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment, of any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax withholding obligation. The Committee may allow Participants to satisfy such tax withholding obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g.      Amendment of Awards.   The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, the vesting provisions (subject to the minimum vesting requirements set forth herein), Performance Criteria, or level of achievement of Performance Criteria, and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided that, except as otherwise provided in Section 10(f)(i), the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant; provided, further, that subject to Section 3(c), an Option may not be amended subsequent to its issuance either to reduce the price at which such previously issued Option is exercisable or to extend the period of time for which such previously-issued Option shall be exercisable beyond ten (10) years unless such amendment is approved by the Company’s shareholders. Furthermore, no Option shall be canceled and replaced with Options having a lower exercise price unless such cancellation and exchange is approved by the Company’s shareholders.

h.   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations, and (iv) the Participant has paid to the Company, or made provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with the Award.

i.   Acceleration.   The Committee may at any time provide (i) that any Option shall become immediately exercisable in full or in part, (ii) that Awards that may be settled in whole or in part in cash may become immediately exercisable in full or in part, and (iii) in connection with the disability, death or retirement of a Participant or in connection with an event contemplated by Section 10(f)(i), (A) that any Restricted Stock Award or Restricted Stock Unit shall become exercisable in full or in part or shall be free of some or all restrictions or the risk of forfeiture or (B) that any other Full Value Award shall become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be. The Committee may take the actions contemplated by the preceding sentence despite the fact that such actions may (x) cause the application of Sections 280G and 4999 of the Code if an event contemplated by Section 10(f)(i) occurs, or (y) disqualify all or part of an Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to Section 11(f)(i), the Committee may provide, as a condition of accelerated exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the election of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted Common Stock or other consideration being not less favorable to the Participant than the timing and other terms of the superseded vesting schedule of the related Option.

j.   Option or SAR Award Exchange.   The Committee may, from time to time, upon obtaining shareholder approval therefor, undertake an exchange program under which employees deemed eligible by the Committee may elect to surrender for cancellation then existing Awards under the Plan or outstanding, unexercised options previously granted under the Company’s 1997 Stock Option Plan or 1997 Stock Plan, that have, at the time, an exercise price at or above a level determined by the Board of Directors or the Committee in exchange for cash and/or another Award under the Plan, the form of such consideration to be determined by the Committee.

k.   Compliance with Section 409A.   Any other provision of the Plan or any Award to the contrary notwithstanding, the Plan and every Award hereunder shall be construed, administered and enforced as necessary to comply with applicable requirements of Section 409A of the Code and the Treasury and IRS rulings and regulations issued thereunder, so that no Participant shall (without such Participant’s express written consent) incur any of the additional tax or interest liabilities of Section 409A(a)(B) of the Code with respect to any Award. The Plan and each Award are hereby modified and limited as necessary to comply with applicable requirements of Section 409A.

11.   Foreign Jurisdictions

To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such other terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable for such purpose, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

12.   Miscellaneous

a.   Definitions.

(i)    “Company” for purposes of eligibility under the Plan, shall include Omtool, Ltd. and any present or future subsidiary corporations of Omtool, Ltd., as defined in Section 424(f) of the Code (a “ Subsidiary “), and any present or future parent corporation of Omtool, Ltd., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other entity in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

(ii)   “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)  “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company and who has actually commenced employment with the Company, whether full or part-time status.

(iv)  “Fair Market Value” of the Company’s Common Stock on any date means (i) the last reported sale price (on that date) of the Common Stock on The NASDAQ Capital Market (the “Nasdaq”) or the national securities exchange on which the Common Stock is then traded; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or on the Nasdaq; or (iii) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length; provided, that, in all events the Fair Market Value shall represent the Committee’s good faith determination of the fair market value of the Common Stock. The Committee’s determination shall be conclusive as to the Fair Market Value of the Common Stock.

(v)    “Full Value Awards” means Restricted Stock, Restricted Stock Units and Awards other than (a) Options or (b) SARs or (c) other stock-based Awards for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

b.   Legal Consideration for Issuance of Shares.   Unless otherwise determined by the Committee, in the case of Awards of Restricted Stock, Restricted Stock Units, or Awards that are settled in whole or in part with shares of Common Stock, to the extent such Awards do not otherwise require the payment by the Participant of cash consideration that exceeds the par value of the shares of Common Stock received in connection therewith, the services rendered or to be rendered by the Participant shall satisfy the legal requirement of payment of par value for such shares of Common Stock.

c.   No Right To Employment or Other Status.   No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued

employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

d.   No Rights As Shareholder.   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

e.   Effective Date and Term of Plan.   The Plan shall become effective on the date on which it is approved by the shareholders of the Company (the “Effective Date”). No Awards shall be granted under the Plan after the completion of ten (10) years from the Effective Date, but Awards previously granted may extend beyond that date.

f.   Amendment of Plan.   The Committee may amend this Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (i) other than pursuant to Section 3(c), materially increase either the aggregate number of shares of Common Stock available for issuance under the Plan or the maximum number of shares of Common Stock issuable in one fiscal year to a Participant; (ii) expand or limit the class of persons eligible to receive Awards or otherwise participate in the Plan; (iii) subject to Section 3(c), reduce the price at which a previously-issued Option is exercisable or extend the period of time for which a previously-issued Option shall be exercisable beyond ten (10) years; (iv) subject to Section 10(f) and Section 10(i), amend the minimum vesting provisions of Full Value Awards; or (v) require shareholder approval pursuant to the requirements of the Nasdaq and/or any other exchange or quotation service on which the Company is then listed or pursuant to applicable law.

g.   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, exclusive of reference to rules and principles of conflicts of law.

ANNUAL MEETING OF STOCKHOLDERS OF

OMTOOL, LTD.

May 22, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

” Please detach along perforated line and mail in the envelope provided. ”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE APPROVAL OF THE 2007 EQUITY COMPENSATION INCENTIVE PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect two Class I directors to serve for three-year terms.				FOR	AGAINST	ABSTAIN
		NOMINEES:	2.	To approve the Omtool, Ltd. 2007 Equity Compensation Incentive Plan.	☐	☐	☐
☐	FOR BOTH NOMINEES	¡ Richard D. Cramer
		¡ William J. Rynkowksi, Jr.	3.	To transact such other business as may properly come before the meeting and any adjournments thereof.
☐	WITHHOLD AUTHORITY FOR BOTH NOMINEES		THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE
☐	FOR BOTH EXCEPT (See instructions below)		UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF THE 2007 EQUITY COMPENSATION INCENTIVE PLAN.
	INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR BOTH EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜	The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

OMTOOL, LTD.

This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 22, 2007

The undersigned hereby appoints Robert L. Voelk and Daniel A. Coccoluto, and each or both of them, proxies for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd., to be held on May 22, 2007 at 10:00 a.m., at the offices of the Company, at 6 Riverside Drive, Andover, Massachusetts, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present. This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of the candidate for the Director listed hereon, FOR the approval of the 2007 Equity Compensation Incentive Plan and in the judgment of the proxies named herein with respect to such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends a vote FOR the election of the candidate for Director listed hereon and FOR the approval of the 2007 Equity Compensation Incentive Plan.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)